UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 21, 2013

FEDERAL HOME LOAN BANK OF SEATTLE
(Exact name of registrant as specified in its charter)

Federally chartered corporation	000-51406	91-0852005
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 Fourth Avenue, Suite 2600
Seattle, WA  98154-1127
(Address of principal executive offices, including zip code)

206.340.2300
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
On May 21, 2013, the Federal Home Loan Bank of Seattle ("Seattle Bank") executive team will present a Q1 2013 Earnings Call containing certain financial information for the three months ended March 31, 2013 to members of the Seattle Bank.  A copy of the presentation and the accompanying slides are included as Exhibit 99.1 to this report and incorporated herein. The information contained in Exhibit 99.1 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
This member presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are subject to known and unknown risks and uncertainties. The words "will," "believe," "expect," "intend," "may," "could," "should," "anticipate," and words of similar nature are intended in part to help identify forward-looking statements. Financial performance and condition, as well as other actions, may differ materially from that expected or implied in forward-looking statements because of many factors. Such factors may include, but are not limited to: changes in general economic and market conditions (including effects on, among other things, U.S. debt obligations and mortgage-related securities); regulatory and legislative actions and approvals (including those of the Federal Housing Finance Agency ("FHFA")); business and capital plan and policy adjustments and amendments; demand for advances; the Seattle Bank's ability to meet adequate capital levels and other financial measures and requirements; accounting adjustments or requirements (including changes in assumptions and estimates used in the bank's financial models); changes in the bank's management and Board of Directors; competitive pressure from other Federal Home Loan Banks and alternative funding sources; interest-rate volatility; shifts in demand for our products and consolidated obligations; changes in projected business volumes; the bank's ability to appropriately manage its cost of funds; the cost-effectiveness of the bank's funding; changes in the bank's membership profile or the withdrawal of one or more large members; and hedging and asset-liability management activities. Additional factors are discussed in the Seattle Bank's recent annual report on Form 10-K and subsequent quarterly report on Form 10-Q filed with the Securities and Exchange Commission. The Seattle Bank does not undertake to update any forward-looking statements made in this announcement unless required by law.

Item 9.01 Financial Statements and Exhibits
(d)      Exhibits

99.1	Q1 2013 Earnings Call Presentation

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Seattle

Date: May 21, 2013	By: /s/ Michael L. Wilson
Name: Michael L. Wilson Title: President and Chief Executive Officer

Exhibit Index

Exhibit No.                      Description

99.1	Q1 2013 Earnings Call Presentation